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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  DECEMBER 15, 1998

                      BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)


         DELAWARE                      333-16233                  93-1225376
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State or other jurisdiction of    (Commission File No.)       (I.R.S. Employer
incorporation or organization                                Identification No.)


        c/o BAY VIEW BANK
        1840 GATEWAY DRIVE
       SAN MATEO, CALIFORNIA                                      94404
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Address of principal executive offices                           Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310


      2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (415) 573-7310
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(former name, former address, and former fiscal year, if changed since last report)
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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated November 30, 1998


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                            BAY VIEW 1997 RA-1 AUTO TRUST
                                       BY:  BAY VIEW SECURITIZATION CORPORATION
                                            ORIGINATOR OF TRUST



Dated:  December 24, 1998                   By:  /s/ David A. Heaberlin
                                                 ----------------------
                                                 David A. Heaberlin
                                                 Treasurer and Chief Financial
                                                 Officer



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